February 15, 1999

Dear Bridgeway Ultra-Small Index Portfolio Shareholder,

We beat a number of small-cap benchmarks in 1998 and closely matched the performance of the CRSP Cap-Based Portfolio 10 Index in each of the last two quarters. That's about the most I can say for the calendar year. We ended the year down 1.8%. It was a roller coaster ride that I hope we don't repeat any time soon.

Warning: this report is a bit long. If you just want to skim it, try reading the "translation" paragraphs.

The following table presents SEC standardized performance for the last year and since inception on July 31, 1997. The graph below presents our quarterly performance since inception compared to these two benchmarks.

                                                       1 Year         Life-to-Date
                                                       1/1/98          7/31/97 to
                                                     to 12/31/98       12/31/98**
                                                     -----------      ------------
       Ultra-Small Index Portfolio                      (1.8)%           (1.6)%
       CRSP Cap-Based Portfolio 10 Index*              (11.1)%           (3.8)%
       Russell 2000 Index*                              (2.6)%            2.5%

* The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2707 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices. This is the index we are seeking to match. The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the most widely tracked index among small company funds, but is comprised of companies roughly 6 times larger than those of the CRSP Index and the Bridgeway Portfolio. Past performance does not guarantee future returns.

** Life-to-Date returns are annualized.

ULTRA-SMALL INDEX GRAPH INFORMATION:

Title: Growth of $10,000 Invested in various Funds and Indexes from 7/31/97 to
       12/31/98

Shows the growth of $10,000 in the Bridgeway Ultra-Small Index Portfolio, the Russell 2000 Index and the CRSP Cap-Based Portfolio 10 Index. As of 13/31/98 the $10,000 had grown to $9,780 in the Bridgeway Ultra-Small Index Portfolio, $10,352 in the Russell 2000 Index and $9,466 in the CRSP Cap-based Portfolio 10 Index.

Explanation of Performances

Translation: The smaller they were, the harder they fell in 1998. We did well when compared to the other funds investing in ultra-small stocks, but still ended the year with a small negative return.

Our portfolio came very close to matching the performance of the CRSP Cap-Based Portfolio 10 Index during the correction of the September quarter (-23.0%) and the recovery in the December quarter (+11.4%). Since inception almost a year and a half ago, the Portfolio is down a cumulative 2.2%, and we are 21% off our peak price in May of 1998. The market environment of the last year has not been kind to ultra-small stocks. Investors have left ultra-small stocks for the perceived safety and liquidity of ultra-large ones. In doing so, they are ignoring a relative value of ultra-small stocks in this current market. By our calculations, ultra-small companies are selling at less than half the cost of ultra-large stocks. While ultra-small companies are statistically more volatile and prone to falling farther in a downturn, one could argue that due to current prices, they might be a safer investment than large stocks in this environment.

The industries that helped our Portfolio the most in the last year were computer software, retail stores, and services. The ones which suffered the most were energy and manufacturing. Far more than any factor, however, the performance of various equity investments was aligned with company size. Although in the long term, the correlation between size and performance has favored small companies, over the last year, the reverse has been true.

The following table presents some dramatic data that you likely won't see again in your lifetime. (I don't make many specific market predictions; this is one.) Column (A) represents the ten "deciles" of the Center for Research in Security Prices (CRSP) indexes. CRSP tracks ten "baskets" or portfolios of stock market data according to company size. The size cutoffs correspond to ten equal groupings of companies on the New York Stock Exchange, sorted by size as measured by market capitalization (or dollars worth of stock for a company). There are many more publicly traded ultra-small (decile 10) companies, but there are many more dollars in the largest (decile 1) companies. Column (B) indicates the largest company size in each group. Column (C) has the number of companies in that group. While there are about 186 New York Stock Exchange companies in each decile, there are many, many more NASDAQ companies which are ultra-small. Column (D) presents the 1998 (market capitalization-weighted) total return for the companies by decile. For example, the average return (as weighted by dollars in the stock market) of the 2,707 ultra-small (decile 10) companies in 1998 was a decline of 11.1%.

I would like to highlight several facts from the first four columns. First, stock prices of the vast majority of U.S. companies declined significantly in 1998. Second, all else being equal, the smaller the company, the worse the decline. Third, the difference in return from some of the largest companies to some of the smallest is 46.1% (+35.0% minus -11.1), which is the largest calendar year difference on record in over 73 years. This one factor probably has more to do with explaining returns in 1998 than any other factor, including sector of the economy, skill of a portfolio manager, or luck.

For mutual funds investing in ultra-small stocks, the divergence may actually be worse than the table presents. If column (D) data were presented as a simple average (each company carries the same weight, the way you normally calculate an average), the picture would be much worse. You only have a hint of this from the table. (Unfortunately, I don't have this data on a "simple average" or equally weighted basis from CRSP. However, I do have it for the smallest 200 companies of the Russell 2000 Index. The simple average of these 200 companies, the majority of which are ultra-small companies, is a decline of 57%.) I doubt you will ever again see an annual divergence in returns this great in favor of large companies.

    (A)            (B)           (C)         (D)          (E)           (F)          (G)
   CRSP       Max. Size by                1998 Index                 Avg. Fund    Avg. Fund
  Indexes    Capitalization    # Co's       Return    # of Funds      Return      Underperf.
  -------    --------------    ------       ------    ----------      ------      ----------

(by decile)    ($Million)
    10              109         2,655        (11.1)%       14         (21.2)%      (10.1)%

     9              225           832         (3.5)%       53          (7.2)%       (3.7)%

     8              404           535         (1.5)%       88          (5.6)%       (4.1)%

     7              573           444         (1.7)%      151          (3.4)%       (1.8)%

     6              787           358         (0.4)%      169          (1.8)%       (1.4)%

     5            1,136           317          1.6%       214           1.9%         0.2%

     4            2,195           283          4.7%       224           7.5%         2.8%

     3            4,191           252          8.7%       288           7.9%        (0.8)%

     2            9,768           223         12.9%       369          12.5%        (0.3)%

     1          317,682           223         35.0%     1,831          23.2%       (11.8)%
                               ------                  ------
    Total                       6,122                   3,401

Column (E) presents the number of domestic equity mutual funds (data from Morningstar, 12/98) for which the median market capitalization falls in a particular decile. This data excludes all Bridgeway portfolios. Thus, there were just 14 non-Bridgeway funds which were invested primarily in ultra-small stocks at the end of the calendar year and had a full one-year return. (Five of these 14 funds were simply different share classes of the same fund, so there were only 9 distinct non-Bridgeway funds in this group.) Column (F) presents the average return of the funds in each decile. Column (G) presents the difference between the average fund by decile and the corresponding index return.

I'd like to highlight several more facts from the last three columns. First, there are many more large company mutual funds than small company ones. (Even most mutual funds which call themselves "small-cap" are invested in the mid-range of deciles four through seven.) Second, your passively managed, low-cost, tax-efficient Portfolio beat every other mutual fund invested in ultra-small stocks in 1998. Third, it's interesting to note the most dramatic underperformance at "the ends," both the first and tenth deciles. I believe that the primary reason for the poor fund performance in the tenth decile partially concerns the mathematics of calculating the averages. (A more "apples to apples" comparison including some accounting for equal weighting of companies would be more favorable to the funds.) The first decile average fund underperformance is more puzzling. I know of no reason why these funds should underperform by such a dramatic amount. Both of Bridgeway's portfolios in this group (Bridgeway Ultra-Large 35 Index and Bridgeway Social Responsibility) did outperform the index.

Not presented in the table is one other tidbit of data I will share. The average mutual fund underperformed its correlating index by 6.6% in 1998. This is a very large margin. Remember, this data point is reasonably adjusted for company size. When I calculated this number for the ten largest mutual funds (those with the most assets), I was surprised to find that they underperformed as a group by 7.2%. While I could wax on about how we performed better than the vast majority of funds after accounting for company size, I would also have to point out we closed out 1998 with a negative return. When you end the year with less money than you started, it's a bit hard to celebrate. I hope the ultra-small market will be kinder in 1999!

Portfolio Advantages

Translation: We had a slightly negative return in 1998. So let's review some of the reasons for investing in ultra-small stocks: the long-term record for ultra-small stocks, low expenses, low trading costs, tax efficiency, and other advantages of passive management.

Since we didn't "make" money in 1998 (I put this in quotes, because you never know whether you've made money or not until you actually sell), perhaps this would be a good time to repeat the short-list from our annual report:

1. The ultra-small asset class has an average annual return of 13.4% over the last seven decades. This compares to 11.9% for small stocks and 10.5% for large stocks.

2. Of course, the volatility (short-term risk) is higher too. However, according to Ibbotson's Stocks, Bonds, Bills, and Inflation, the additional risk is not in proportion to the additional return in a diversified ("optimized") portfolio. This is the only asset class I know of where you may get a significant "free ride," more so than micro-cap stocks. Ibbotson measures this effect at 5.4% per year. Personally, I think this is an overstatement, but even a couple of percent per year is a lot over time.

3. The expense ratio is 0.75%, half the actively managed small-cap fund rate, and much less than the average micro-cap fund rate. We think this is a good deal relative to the institutional 0.60% rate for passively managed micro-caps, since ultra-small stocks are significantly more time intensive to trade. However, I would expect our expense ratio to drop some as assets increase.

4. Since we don't buy or sell on news, we can be very stingy with trading.

5. There is no "cap-creep" or "style drift" from swelling assets. As most small-cap funds get swamped with cash, they invest in bigger companies, which is an investing trend known as "cap-creep" or "style drift."

6. This portfolio is not dependent on my skills alone. I have two other employees who can also implement our trading strategies.

7. There is no other index fund in this asset class. Bridgeway Ultra-Small Company Portfolio is the only actively managed fund that is convincingly committed to this asset class, and it is closed to new investors.

8. There are no problems associated with annual rebalancing (changing the composition of an index), which is a significant problem with Russell 2000 funds. We don't own all 2700 companies, so other advisers can't "front-run" our purchases and sells (anticipate our purchase and buy before we buy, resulting in a higher price for us). We believe front running has measurably hurt the performance of the Russell 2000 Index, in addition to the funds that follow it.

9. We don't have to sell a company because it becomes too small.

10. We can "harvest" losses (sell depreciated stock for tax purposes) to try to offset gains from takeovers or sales of companies which outgrow our ultra-small charter.

11. We can "harvest" capital losses without worrying about getting out of balance with the index.

12. There is no tobacco. Who needs to be invested in a terminal industry?

13. We court "buy and hold" investors. We discourage short-term investors and traders in a bold statement on page 1 of our prospectus. The board of directors reserves the authority to activate a redemption reimbursement fee (accruing to the Portfolio) on exiting shareholders if they redeem in a down market. We are joining an operational electronic network, FundServ Networking Level III, to attain the ability to decline any trades by short-term traders or market-timers.

14. There is no backlog of existing capital gains on the books from a decade-long bull market. In fact, we have harvested a net loss equal to 13% of our net asset value to offset future gains.

15. I estimate (but can't guarantee) that the asset base of this fund will more than double each year for the next five years. If this happens, any taxable dividends we would have to distribute would be diluted by future shareholders.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding or asset class applies only as of the calendar year end, December, 1998; security positions can and do change thereafter.

They Say "The Small-Cap Effect is Dead"

Translation: There are some interesting arguments, which I don't buy, stating that the historical dominance of small stocks relative to large ones is either over or was never really there. My favorite one is that the historical dominance is due to a few isolated, great small-cap years. Take these out and small companies haven't really outperformed. I find this as amusing as proposing that the Denver Broncos aren't really a world class football team because their performance is primarily due to just a few players. Bench Elway, Davis, and Sharpe, and most teams in the league could beat them. Possibly so, but so what?

If you "take out" the three best small-cap years, the "small-cap effect" goes away. I find this fact interesting but draw different conclusions. It is the statistical nature of ultra-small stocks to have bursts of outperformance. To me, the risk of being out of the asset class altogether is very high, assuming you want any exposure to the different risk/return characteristics of this asset class. As a contrarian, I don't want to lessen my exposure to small-cap stocks, especially just after the longest period of time in which large-cap stocks have outperformed.

As large company dominance lingers on, I see more and more articles claiming that small companies no longer outperform, or that they once did but times have changed, or that they never did but we just didn't know how to measure performance accurately. These opinions are only normal since we have just finished the best five-year period of large company dominance in the last 73 years. If we had just finished the best five years of small company dominance, the articles might report that small companies on average result not in just a couple of percentage points/year in more return, but two to three times the annual return. I believe neither extreme paints a full picture. Smaller companies entail more short-term volatility. (No one disputes this.) They should therefore command higher average returns, or something is "out of kilter" with the long-term risk and return pattern seen in other asset classes.

The longer-term dominance of small and especially ultra-small stocks is quite dramatic. It doesn't happen every year, or even every five to six years (the average historical half-cycle of small- or large-company dominance). However, the longer-term trend is fairly pervasive as seen in the table below:

                     Period           % Ultra-Small
                     (years)            Dominance
                     -------          --------------

                        1                  50%
                        4                  53%
                       10                  69%
                       20                  86%
                       30                  97%
                       35                 100%

The data from this table are from the largest and smallest stocks of the CRSP database over a 73-year period. It says, for example (see first row), that if you take a twelve month period of time and "roll" through 73 years of data, ultra-small stocks have outperformed large ones exactly half the time. If you look at 4-year periods of time, it is only slightly better, 53%. But as you look at longer and longer periods of time, the long-term dominance of ultra-small stocks becomes clearer. Over the last 73 years, there have been no 35-year periods in which ultra-large stocks have outperformed ultra-small ones. And when ultra-small stocks "shine," they can really shine. While 1998 was the year of largest dominance of ultra-large companies (+46%), there have been nine years in which ultra-small stocks have outperformed by more than 50%. I would therefore conclude that I wouldn't want to miss one of these years if I were an ultra-small company investor.

The Year 2000 Computer Problem

Translation: Some computers and software (especially older versions) will not function properly next year because of problems in reading years beginning with "2000." At Bridgeway, we believe that our systems have very limited exposure and are operationally ready. However, we have taken action to safeguard our operations. In addition, we do not plan to sell portfolio companies as we try to anticipate their readiness for the year 2000.

As January 1 of 2000 approaches, you will hear more and more stories of the "Y2K" or year 2000 problem. Many companies are spending tremendous amounts to correct software that reads only two digits for date fields ("99" instead of "1999"); this can cause serious problems and software failure. Some shareholders have asked what Bridgeway is doing about it.

We believe our own computers and software are year 2000 "compliant." There are some advantages in being a smaller and somewhat younger firm. The network of personal computers we rely on use major brand name components that are also compliant. We have no mainframes or older hardware, which are more difficult to convert to year 2000 capability. We have completed testing of our primary software, all of which is compliant, and we will conduct final tests in March. The Securities and Exchange Commission requires regulated investment advisors to have a Y2K plan. An SEC representative conducted an on-site interview in October to assess our readiness. (They don't give you a grade or make any representation about readiness, however.) Bridgeway also has a contingency plan. We had the opportunity in 1998 to (successfully) price our portfolio off-site on an "emergency" basis. We have contacted all of our vendors and brokers concerning their compliance, and I am impressed with the efforts made by these companies. After studying their plans, I am only concerned about one vendor that supplies the closing prices of our securities. However, we have several alternative sources, so I am not worried.

I believe that the two areas of greatest exposure to the Y2K problem are the phone company and the electric company. Obviously, we are too small to have an impact on their readiness, but we don't feel it would be a catastrophe even if Bridgeway were without these utilities for a couple of weeks. We are considering obtaining a backup source of electricity. Quite frankly, if there are problems at Bridgeway, it is likely that you will have more important and immediate problems in other parts of your life. I don't anticipate major problems in early January 2000, but I am taking the issue very seriously.

The other side of the equation is the companies we own. Should we anticipate a major market correction? As a passively managed index fund, and for reasons similar to our disdain of timing the market, we will not time the market impact of the Y2K problem. We plan to "ride it out," whether it is large or small. It would be too easy to sell now and miss a great 1999, or sell after prices already reflect the problem.

Conclusion

As always, I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions which we review at our weekly staff meeting. We take them very seriously. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1998

Industry  Company                                        Shares          Value
--------  -------                                      ----------     ----------

Common Stock - 92.6%

Aerospace - 0.4%
          Aysys Technologies, Inc. *                          400     $    5,600

Air Transport - 0.6%
          Cade Industries, Inc. *                           2,200          4,881
          World Airways, Inc. *                             3,300          3,300
                                                                      ----------
                                                                           8,181

Aluminum & Products - 0.4%
          Invision Technologies, Inc. *                     1,000          6,188

Arms and Ammunition - 0.9%
          Allied Research Corp. *                           1,600         13,200

Auto parts - 2.4%
          IMPCO Technologies, Inc. *                          829         10,881
          R & B, Inc. *                                     2,300         18,831
          Raytech Corp. *                                   1,600          4,600
                                                                      ----------
                                                                          34,312

Automobiles - 0.6%
          ASHA Corporation *                                1,000          4,250
          SMC Corp. *                                       1,100          5,088
                                                                      ----------
                                                                           9,338

Banking - 1.4%
          Community West Bank *                               800          7,700
          Hallmark Capital Corp. *                          1,100         12,100
                                                                      ----------
                                                                          19,800

Beverages - 0.1%
          America Premium Brands *                          1,000          1,875

Broadcasting - 0.4%
          Enterprise Software, Inc. *                       1,200          6,000

Building - 1.8%
          Dominion Homes, Inc. *                            1,250         13,750
          Meritage Corp. *                                    450          5,484
          Perini Corp. *                                      500          2,563
          Ruttland Inc *                                    1,250          5,000
                                                                      ----------
                                                                          26,797

Chemicals - 2.5%
          Arrow-Magnolia
            International, Inc. *                           2,090          9,144
          KMG-B Inc. *                                      1,100          7,700
          Pure World, Inc. *                                2,400         19,350
                                                                      ----------
                                                                          36,194

Data Processing - Hardware - 3.6%
          Bell Microproducts, Inc. *                          650          6,013
          Printronix, Inc. *                                  700         10,063
          Prophet 21, Inc. *                                1,800         19,238
          Rimage Corp *                                     1,350         16,875
          Scan-Optics, Inc. *                                 150            572
                                                                      ----------
                                                                          52,761

Data Processing - Software & Services - 15.1%
          ARDENT Software, Inc. *                           1,400         32,200
          AlphaNet Solutions, Inc. *                        1,000          3,688
          Applied Microsystems Corp *                       1,300          5,038
          Brightstar Info Tech *                            1,000          7,875
          CFI Proservices *                                   500          5,813
          Catalyst International *                            500          6,000
          DA Consulting Group *                               850         18,594
          Extended Systems Inc *                            1,000          5,125
          Fourth Shift Corp. *                              1,200          5,400
          International Management &
            Research Corp. *                                1,100          6,463
          Managed Care Solutions *                          1,000          4,250
          Mecon Inc. *                                        600          6,300
          Microtest Inc. *                                  1,800          4,950
          Microtouch Systems *                                500          6,563
          Object Design Inc. *                              1,000          6,625
          Performance Technologies, Inc.*                     500          6,563
          Printrak International *                            700          5,163
          Restrac Corp. *                                   1,600         10,400
          SEEC Inc. *                                       1,100          7,081
          Unify Corp. *                                     7,500         64,688
                                                                      ----------
                                                                         218,779

Drugs-Generic and OTC - 0.4%
          Natural Alternatives
            International, Inc. *                             500          5,500

Electronics/Electric - 7.6%
          Cobra Electronics Corp *                          1,100          5,156
          Daktronics, Inc. *                                  500          5,938
          Dataram Corp. *                                     600          5,700
          EDO Corp.                                         2,700         22,613
          Gradco Systems, Inc. *                            3,050          8,006
          Instron Corp.                                       400          6,900
          Oyo Geospace Corp. *                                400          3,450
          PSC Inc *                                           800          7,600
          Qualmark Corporation *                            1,200          6,450
          Richey Electronics, Inc. *                          450          4,641
          Vari L Company, Inc. *                            1,100          8,319
          Vicon Indistries, Inc. *                          3,400         25,075
                                                                      ----------
                                                                         109,848

Finance - 2.9%
          ACE Cash Express, Inc. *                          1,200         18,000
          Capital Associates *                              2,200          8,663
          TFC Enterprises, Inc. *                           9,700         15,763
                                                                      ----------
                                                                          42,426

Food - 2.5%
          Amcon Distributing Company *                      1,700         11,794
          Lucille Farms *                                   2,000          5,750
          Monterey Pasta Company *                          8,400         12,075
          Rocky Mountain Chocolate *                        1,200          6,300
                                                                      ----------
                                                                          35,919

Food Serving - 1.6%
          Ark Restaurants *                                 1,700         17,213
          Roadhouse Grill, Inc. *                           1,100          5,947
                                                                      ----------
                                                                          23,160

Graphic Arts - 0.8%
          Baldwin Technology
            Company, Inc. *                                 2,000         11,250

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1998

Industry  Company                                        Shares          Value
--------  -------                                      ----------     ----------

Health Care Facilities - 1.2%
          Advocat Inc *                                     1,100     $    6,050
          MIM Corp. *                                       1,700          5,738
          Sheridan Healthcare Inc *                           700          5,863
                                                                      ----------
                                                                          17,651

Home Furnishings - 2.7%
          DMI Furniture Inc *                               3,400         12,325
          Winsloew Furniture, Inc. *                        1,000         26,500
                                                                      ----------
                                                                          38,825

Household Products - 0.5%
          Safety 1st, Inc. *                                2,200          7,700

Housewares - 0.5%
          Home Products
            International, Inc. *                             800          7,950

Jewelry, Silverware, Watches - 4.8%
          Jan Bell Marketing, Inc. *                        7,100         45,706
          Michael Anthony Jewelers, Inc.*                   4,200         13,650
          Oroamerica Inc *                                  1,100         10,863
                                                                      ----------
                                                                          70,219

Leather & Shoes - 1.6%
          Candies, Inc *                                    4,131         15,491
          Tandy Brands Accessories, Inc.*                     500          8,375
                                                                      ----------
                                                                          23,866

Leisure-Amusement - 2.6%
          Integrity, Inc. *                                 2,200          8,250
          Noodle Kidoodle *                                 1,200         11,400
          PTI Holding, Inc. *                               1,400          5,075
          SCP Pool Corp *                                     123          1,860
          Teardrop Golf *                                   1,000          5,000
          Toymax International, Inc. *                      1,300          6,581
                                                                      ----------
                                                                          38,166

Machinery - 2.0%
          Denali Inc. *                                       500          7,000
          Gilden Activewear *                                 650          5,444
          Riviera Tool *                                      840          3,990
          Thermwood Corp. *                                 1,100          6,325
          Total Containment *                               1,000          6,938
                                                                      ----------
                                                                          29,697

Medical equipment/Supplies - 1.1%
          HPSC Inc *                                          600          5,850
          Interpore International *                           890          5,284
          Medical Technologies, Inc. *                      1,200          5,550
                                                                      ----------
                                                                          16,684

Metal/Other fabricating - 0.6%
          Eastern Company                                     370          9,389

Oil & Gas - 4.1%
          Bolt Technology Corp *                            1,800         11,925
          Callon Petroleum Company *                          375          4,359
          Columbus Energy Corp *                            2,090         13,846
          Dawson Geophysical Company*                         500          3,594
          Maynard Oil Company *                               100            750
          Meteor Industries, Inc. *                         2,900          8,700
          Petrocorp, Inc. *                                 1,100          6,325
          Petroleum Development Corp. *                     3,300         10,106
                                                                      ----------
                                                                          59,605

Pollution Control - 0.3%
          Strategic Diagnostics, Inc. *                     2,400          4,800

Publishing - 0.0%
          American Bank Note *                                500            719

Retail Stores - 7.4%
          Andersons Inc *                                     950         10,984
          Braun's Fashions Corp. *                          2,400         22,800
          Cache Inc. *                                      1,100          5,363
          Calloway's Nursery, Inc. *                        2,000          2,313
          Catherines Stores Corp. *                         2,000         21,750
          Creative Computers, Inc. *                          480         15,240
          Jos. A. Bank Clothiers, Inc. *                    1,000          8,000
          Rag Shops, Inc. *                                 3,600          9,000
          Wilsons The Leather Express *                       500          5,500
          World of Science *                                2,000          6,750
                                                                      ----------
                                                                         107,700

Services - 8.0%
          Advanced Marketing Services, Inc.                   600         11,550
          American Physician Partners *                     1,000          6,313
          Business Resource Group *                         6,100         20,588
          Corrpro Companies, Inc. *                         2,125         25,898
          Dental Care Alliance *                              500          6,000
          FTI Consulting, Inc. *                              500          1,688
          GRC International *                               2,000         12,625
          ICF Kaiser International *                        3,900          5,606
          Insituform East, Inc. *                           4,000          5,250
          International Total Services *                    1,000          5,000
          Opinion Research *                                  900          4,950
          The Solomon Page Group Ltd. *                     2,100          3,281
          Travel Ports Of America, Inc. *                   2,700          7,425
                                                                      ----------
                                                                         116,174

Steel/Iron - 0.9%
          Bayou Steel Corp. *                               1,000          4,125
          Kentucky Electric Steel *                           800          2,800
          Webco Industries, Inc. *                            900          5,963
                                                                      ----------
                                                                          12,888

Telecommunications - 3.8%
          Able Telcom Holding Corp. *                       2,200         12,650
          Bogen Communications
            International, Inc. *                           3,000         21,750
          Comtech Telecommunications Corp. *                  650          5,688
          Corsair Communications *                          1,100          5,500
          Microdyne Corp. *                                 2,100         10,172
                                                                      ----------
                                                                          55,760

Textiles - 0.4%
          The Dixie Group, Inc                                700          5,688




                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1998

Industry   Company                                       Shares          Value
--------   -------                                     ----------     ----------

Transportation/Freight - 1.8%
          Consolidated Delivery & Logistic *                4,800     $   15,150
          Landair Services Inc. *                             600         11,250
                                                                      ----------
                                                                          26,400

Trucking - 1.7%
          Cannon Express, Inc. *                            1,000          5,000
          Landair Corporation *                               600          4,500
          Smithway Motor Xpress Corp. *                       600          4,500
          USA Truck, Inc. *                                   900         10,463
                                                                      ----------
                                                                          24,463

Utilities-Gas - 0.3%
          Delta Natural Gas *                                 230          4,284
                                                                      ----------

Total Common Stock (Identified Cost $1,291,029)                       $1,345,756

Short-term Investments - 0.7%
   Money Market Funds - 0.7%
          Expedition Money Market Fund                      9,967          9,967
                                                                      ----------
Total Short-term Investments
          (Identified Cost $9,967)                                    $    9,967
                                                                      ----------

Total Investments - 93.3%                                             $1,355,723
          (Cost 1,300,996)

Other Assets and Liabilities, net - 6.7%                                  97,536
                                                                      ----------

Total Net Assets - 100.0%                                             $1,453,259
                                                                      ==========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to December 31, 1998.

** The aggregate identified cost on a tax basis is $1,300,996.
Gross unrealized appreciation and depreciation were $239,240 and $184,513, respectively, or net unrealized appreciation of $54,727.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                             As of December 31, 1998

ASSETS:
      Investments at value (cost - $1,300,996)                                             $1,355,723
      Cash                                                                                    107,968
      Receivable for interest                                                                     116
      Receivable from adviser                                                                     135
      Prepaid expenses                                                                          9,288
      Deferred organization costs                                                               3,241
                                                                                           ----------
            Total assets                                                                    1,476,471
                                                                                           ----------

LIABILITIES:
      Payable for shares redeemed                                                               2,348
      Payable for investments purchased                                                        14,488
      Payable for management fee                                                                  638
      Accrued expenses                                                                          5,705
                                                                                           ----------
            Total liabilities                                                                  23,179
                                                                                           ----------
      NET ASSETS ( 297,152 SHARES OUTSTANDING)                                             $1,453,292
                                                                                           ==========
      Net asset value, offering and redemption price per share ($1,453,292 / 297,152)           $4.89
                                                                                           ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $1,602,682
      Undistributed net realized loss                                                        (204,117)
      Net unrealized appreciation of investments                                               54,727
                                                                                           ----------
      NET ASSETS                                                                           $1,453,292
                                                                                           ==========

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                       STATEMENT OF OPERATIONS (Unaudited)
                     For six months ended December 31, 1998

INVESTMENT INCOME:
      Dividends                                                                            $      261
      Interest                                                                                  1,060
                                                                                           ----------
            Total income                                                                        1,321

EXPENSES:
      Management fees                                                                           3,035
      Accounting fees                                                                           5,233
      Audit fees                                                                                2,622
      Custody                                                                                   2,800
      Amortization of organization costs                                                          456
      Legal                                                                                       303
      Insurance                                                                                    90
      Registration fees                                                                           393
      Directors' fees                                                                             617
                                                                                           ----------
            Total expenses                                                                     15,549
      Less fees waived                                                                         (8,268)
      Less expenses reimbursed                                                                 (2,753)
                                                                                           ----------
            Net expenses                                                                        4,528
                                                                                           ----------

NET INVESTMENT LOSS                                                                            (3,207)
                                                                                           ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                       (204,954)
      Net change in unrealized appreciation                                                    26,722
                                                                                           ----------
      Net realized gain and unrealized loss                                                  (178,232)
                                                                                           ----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                           $ (181,439)
                                                                                           ==========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                               Six months ended   July 31, 1997* to
INCREASE (DECREASE) IN NET ASSETS:                             December 31, 1998    June 30, 1998
OPERATIONS:
      Net investment loss                                        $      (3,207)     $      (4,038)
      Net realized gain on investments                             (204,954.00)            837.00
      Net change in unrealized appreciation                          26,722.00          28,005.00
                                                                 -------------      -------------
          Net increase resulting from operations                   (181,439.00)         24,804.00
                                                                 -------------      -------------
      Distributions to shareholders:
          From net investment income                                      0.00               0.00
          From realized gains on investments                              0.00               0.00
                                                                 -------------      -------------
            Total distributions to shareholders                           0.00               0.00
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                     708,400          2,955,365
      Reinvestment of dividends                                              0                  0
      Cost of shares redeemed                                         (602,966)        (1,450,872)
                                                                 -------------      -------------
          Net increase from Fund share transactions                    105,434          1,504,493
                                                                 -------------      -------------
          Net increase in net assets                                   (76,005)         1,529,297
NET ASSETS:
      Beginning of period                                            1,529,297                  0
                                                                 -------------      -------------
      End of period                                              $   1,453,292      $   1,529,297
                                                                 =============      =============

Number of Fund shares:
      Sold                                                             139,099            534,300
      Issued on dividends reinvested                                         0                  0
      Redeemed                                                        (110,907)          (265,340)
                                                                 -------------      -------------
          Net increase                                                  28,192            268,960
      Outstanding at beginning of period                               268,960                  0
                                                                 -------------      -------------
      Outstanding at end of period                                     297,152            268,960
                                                                 =============      =============

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                        FINANCIAL HIGHLIGHTS (Unaudited)
                 (for a share outstanding throughout the period)

                                                               Six months ended   July 31, 1997* to
                                                               December 31, 1998    June 30, 1998
PER SHARE DATA
      Net asset value, beginning of period                       $        5.69      $        5.00
                                                                 -------------      -------------
      Income (loss) from investment operations:
          Net investment loss                                            (0.01)             (0.02)
          Net realized and unrealized gain                               (0.79)              0.71
                                                                 -------------      -------------
               Total from investment operations                          (0.80)              0.69
                                                                 -------------      -------------
      Less distributions to shareholders:
          Net investment income                                           0.00               0.00
          Net realized gains                                              0.00               0.00
                                                                 -------------      -------------
               Total distributions                                        0.00               0.00
                                                                 -------------      -------------
      Net asset value, end of period                             $        4.89      $        5.69
                                                                 =============      =============

TOTAL RETURN [1]                                                         (14.1)%             13.8%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                  $   1,453,292       $  1,529,297
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                       0.75%              0.75%
          Expenses before waivers and reimbursements                      2.56%              1.74%
          Net investment income (loss) after waivers and reimburs        (0.53)%            (0.38)%

      Portfolio turnover rate [2]                                         67.2%              61.7%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
 *  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued


2.     Significant Accounting Policies
       Risks and Uncertainties, Continued

       would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Small Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $2 million.

3.     Management Contract:

       The Ultra-Small Index Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has been voluntarily reimbursing the Ultra-Small Index Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the six months ended December 31, 1998. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities other than cash equivalents were $420,614, and $404,265, respectively for the six months ended December 31, 1998.